ESCROW AGREEMENT

                  ESCROW AGREEMENT (this "Agreement"), dated as of November 22, 1998, by and among Accord Advanced Technologies, Inc., a Nevada corporation (the "Company"), Kaplan Gottbetter & Levenson, LLP (the "Escrow Agent") and the parties who have executed this Agreement as the Purchaser (individually, the "Purchaser" and collectively, the "Purchasers").

                                    RECITALS

                  A. Simultaneously with the execution of this Agreement, the Purchasers have entered into a Convertible Debenture Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), pursuant to which the Purchasers have agreed to purchase certain debentures (the "Debentures") of the Company.

                  B. The Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the Purchase Price (as defined in the Purchase Agreement) to be paid for the Debentures and the delivery of one or more debentures representing the Debentures registered in the names of the Purchasers as set forth in the Purchase Agreement (the "Debentures" and, together with the Ancillary Closing Documents (as defined below), of one or more warrants representing the Warrants registered in the name of GEM Management Ltd. or its assigns as set forth in the Purchase Agreement (the "Warrants") and with respect to shares to be issued by the Company in respect of conversion of the Debentures or the exercise of the Warrants, (collectively, the "Consideration")

                  C. Upon the closing of the transaction contemplated by the Purchase Agreement (the "Closing") and the occurrence of an event described in
Section 2 below, the Escrow Agent shall cause the distribution of the Purchase Price, Ancillary Closing Documents, the Debentures and the Warrants in accordance with the terms of this Agreement.

                  D. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

                  NOW, THEREFORE, IT IS AGREED:

1. DEPOSIT OF  CONSIDERATION.  (a) The Purchasers  shall deposit with the Escrow
Agent a copy of the Purchase Agreement, and this Escrow Agreement or a counterpart thereof, each executed by the Purchasers, and the Purchase Price. The Company shall deliver to the Escrow Agent (i) the Purchase Agreement or a counterpart thereof signed by the Company, (ii) this Escrow Agreement or a counterpart thereof signed by the Company, (iii) certificates (in denominations of no more than 25,000 and free of any restrictive legends) registered in the names of the Purchasers representing a number of common shares of the Company equal to 1,700,000, held for the purpose of honoring conversions by the Purchasers of the Debentures (the "Debenture Escrow Shares"), rounded up to the nearest 25,000 shares, (iv) the Debentures, registered in the names of the Purchasers, (v) Common Stock Purchase Warrants, for the purchase of 200,000 shares, registered in the name of GEM Management, Ltd. or its assigns, (vi) stock certificates (in denominations of no more than 25,000, free of any restrictive legends) registered in the name of Gem Management, Ltd. or its assigns representing a number of common shares of the Company equal to 200,000 held for the purpose of honoring the exercise of the Common Stock Purchase Warrants, upon the completion of the purchase of $530,000 of Debentures (the Warrant Escrow Shares") (the Debenture Escrow Shares and the Warrant Escrow Shares collectively, the "Escrow Shares"), and (vii) wiring instructions for transfer of the Purchase Price by the Escrow Agent into an account specified by the Company for such purpose. In addition, the Company shall deposit or cause to be deposited with the Escrow Agent an opinion of the Company's counsel addressed to the Purchasers in the form of Exhibit D attached to the Purchase Agreement, the executed power of attorney in the form of Exhibit F attached to the Purchase Agreement and the schedules to the Purchase Agreement (such opinion and schedules being hereinafter referred to as the "Ancillary Closing Documents").

                           (i) The  Purchase  Price  shall be  delivered  by the
Purchasers to the Escrow Agent by wire transfer to the following account:

                                   Bank of New York

                                   100 East 42nd Street
                                   New York, NY 100 17
                                   ABABA 021000018
                                   Kaplan Gottbetter & Levenson, LLP
                                   Acct# 6300584649
                                   Reference: AVTI

                           (11) The  Debentures,  Warrants and Escrow Shares and
Ancillary Closing Documents shall be delivered by the Company to the Escrow Agent at its address for notice indicated in Section 6(a)(ii).

                  (b)  Until  termination  of this  Agreement  as set  forth  in
Section 2, all additional amounts of the Purchase Price paid by or which becomes payable between the Company and the Purchasers shall be deposited with the Escrow Agent.

                  (c) The Escrow Agent agrees to hold the Consideration received by it in accordance with the terms and conditions set forth herein until it has received all of the consideration;

                  (d) The Purchasers and the Company understand that the Purchase Price delivered to the Escrow Agent pursuant to Section I (a) shall be held in escrow in a non-interest bearing IOLA account until the Closing. The Purchase Price will be returned promptly to the Purchasers if all of the Consideration is not received on or before November 30, 1998. After all of the Consideration has been received by the Escrow Agent, the parties hereto hereby authorize and instruct the Escrow Agent to promptly effect the Closing.

         2. TERMS OF ESCROW.

                  (a) The Escrow Agent shall hold the Consideration in escrow until the earlier to occur of (1) the receipt by the Escrow Agent of the total amount of the Purchase Price from the Purchaser or (ii) the receipt by the Escrow Agent of a notice, executed by each of the Company and the Purchaser, stating that the Purchase Agreement has been terminated or otherwise directing the disposition of the Consideration.

                  (b) If the Escrow Agent receives the items referenced in clause (i) of Section 2(a) prior to its receipt of the notice referenced in clause (ii) of Section 2(a), then, the Escrow Agent shall deliver as soon as practicable, but in no event later than three (3) business days, the Debentures, Warrants and the Ancillary Closing Documents executed by the Company to the Purchasers or the holders of the Warrants (the "Warrant Holders") and shall deliver immediately to the Company the Purchase Price.

                  (c) If the Escrow  Agent  receives  the notice  referenced  in clause (11) of Section 2(a) prior to its receipt of the items referenced in clause (1) of Section 2(a), then the Escrow Agent shall promptly deliver the Purchase Price, Debentures, Warrants and Ancillary Closing Documents as specified in such notice. The parties agree that if such notice is silent as to the delivery of such items, the Escrow Agent shall promptly upon receipt of such notice return (i) the Purchase Price to the Purchasers, (ii) the Debentures and Warrants to the Company and (ill) the Ancillary Closing Documents to the party that delivered the same.

                  (d) If the Escrow Agent, prior to delivering or causing to be delivered the Consideration in accordance herewith, receives notice of objection, dispute, or other assertion in accordance with any of the provisions of this Agreement, the Escrow Agent shall continue to hold the Consideration until such time as the Escrow Agent shall receive (1) written instructions jointly executed by the Purchasers and the Company, directing distribution of such Consideration, or (11) a certified copy of a judgment, order or decree of a court of competent jurisdiction, final beyond the right of appeal, directing the Escrow Agent to distribute said Consideration to any party hereto or as such judgment, order or decree shall otherwise specify (including any such order directing the Escrow Agent to deposit the Consideration into the court rendering such order, pending determination of any dispute between any of the parties). In addition, the Escrow Agent shall have the right to deposit any of the Consideration with a court of competent jurisdiction without liability to any party if said dispute is not resolved within 30 days of receipt of any such notice of objection, dispute or otherwise.

                  (e) At any time, and from time to time during the term of this Agreement, the Purchasers and/or the Warrant Holders may deliver to the Escrow Agent written notice (a "Conversion Notice" or the "Notice of Exercise") that it has elected to convert the Debentures registered in the names of such Purchasers, in whole or in part, in accordance with the terms of the Debentures (including, without limitation; giving the required notice to the Company and tendering to the Company the Debenture(s) to be converted), or that it has elected to exercise the Warrants registered in the names of such Warrant Holder, in whole or in part, in accordance with the terms of the Warrants (including, without limitation; giving the required notice to the Company and tendering to the Company the Warrant(s) to be exercised), and the Conversion Notice to be in the form annexed as Exhibit A hereto and the Notice of Exercise to be in the form annexed as Exhibit B hereto. A fee of $350 shall accompany every Conversion Notice or Notice of Exercise delivered to the Escrow Agent. A copy of the Conversion Notice or Notice of Exercise shall be delivered by the Purchasers or the Warrant Holders, as the case may be, to the Company and its counsel simultaneously, and evidence of such delivery to the Company shall be provided to the Escrow Agent. The Conversion Notice or Exercise Notice shall specify the number of Escrow Shares to be released by the Escrow Agent. The Company shall confirm or object to the Escrow Agent the number of Escrow Shares to be released, within two business day of the receipt of the Conversion Notice or Notice of Exercise. If the Company falls to confirm or object to the number of Escrow Shares to be released within the said time, then the Company shall be deemed to have confirmed the number of Escrow Shares set forth in the Purchasers' or Warrant Holders' Notice. In the event of a dispute, the Parties agree that the Escrow Agent shall determine the number of Escrow Shares to be released. The Escrow Agent shall be entitled but not obligated, at his sole discretion, to verify the computation of the number of Escrow Shares to be released through information provided by Bloomberg Information Service or similar stock price quotation service. Within two business days, the Escrow Agent will release from escrow and deliver to the Purchasers unlegended certificates or instruments representing the number of Escrow Shares issuable to the Purchasers or the Warrant Holders in accordance with such conversion or exercise. In the event that the certificates evidencing the Escrow Shares held by the Escrow Agent are not in denominations appropriate for such delivery to the Purchasers or the Warrant Holders, the Escrow Agent shall request the Company to cause its transfer agent and registrar to reissue certificates in smaller denominations. The Escrow Agent shall, however, immediately release to the Purchasers or the Warrant Holders certificates representing such lesser number of shares as the denominations in his possession will allow that is closest to but no more than the actual number to be released to the Purchasers or the Warrant Holders. Upon his receipt of the reissued shares in lesser denominations from the Company's transfer agent, the Escrow Agent shall release to the Purchasers or the Warrant Holders, the balance of the shares due to the Purchasers or the Warrant Holders.

                  (f) The Escrow Agent agrees to notify in writing the Company and its counsel each time it releases Escrow Shares to the Purchasers (including the certificate numbers) or the Warrant Holders. Until any such release and notification to the Company, the Escrow Shares shall not be deemed to be validly issued and outstanding shares of capital stock of the Company.

                  (g) The Company agrees that, at any time the conversion price of the Debentures is such that the number of Debenture Escrow Shares is less than 200% of the number that would be needed to satisfy full conversion of all of the Debentures given the then current conversion price (the "Full Conversion Shares") and upon five days written notice of such to the

Company by the Purchasers, it will issue additional share certificates, without legend and in the names of the Purchasers, and deliver same to the Escrow Agent, such that the new number of Debenture Escrow Shares is equal to 200% of the Full Conversion Shares.

         3. DUTIES AND OBLIGATIONS OF THE ESCROW AGENT.

                  (a) The parties hereto agree that the duties and obligations of the Escrow Agent are only such as are herein specifically provided and no other. The Escrow Agent's duties are as a depositary only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct or gross negligence.

                  (b) The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

                  (c) The Escrow Agent shall not be bound in any way by the terms of any other agreement to which the Purchasers and the Company are parties, whether or not it has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by the Purchasers and the Company, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed jointly by each of the Purchasers and the Company, and agreed to in writing by the Escrow Agent.

                  (d) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safely all property held in escrow, until it shall jointly be directed otherwise in writing by the Purchasers and the Company or by a final judgment of a court of competent jurisdiction.

                  (e) The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

                  (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of the Consideration.

                  (g)If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Consideration, it may do so by delivering the same to any other escrow agent mutually agreeable to the Purchasers and the Company and, if no such escrow agent shall be selected within three days of the Escrow Agent's notification to the Purchasers and the Company of its desire to so relinquish custody of the consideration, then the Escrow Agent may do so by delivering the Consideration to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law. The fee of any court officer shall be borne by the Company. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Consideration and the Company and the Purchasers shall promptly pay to the Escrow Agent all monies which may be owed it for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses pursuant to paragraph (i) below.

                  (h) This Agreement shall not create any fiduciary duty on the Escrow Agent's part to the Purchasers or the Company, nor disqualify the Escrow Agent from representing either party hereto in any dispute with the other, including any dispute wiht respect to the Consideration. The parties understand that the Escrow Agent has acted and will continue to act as counsel to the Company.

                  (i) The Escrow Agent represents that it is counsel to at least on of the Purchasers. The parties agree that the Escrow Agent's engagement as provided for herein is not and shall not be objectionable for any reason.

                  (j) Upon the performance of this Agreement, the Escrow Agent shall be deemed released and discharged of any further obligations hereunder.

         4. FEES, EXPENSES AND COMMISSIONS

                  (a) The Escrow Agent fee of $5,000, and all reasonable out-of-pocket expenses paid or incurred by the Escrow Agent in the administration of its duties hereunder, including, but not limited to, postage, all outside counsel to the Escrow Agent and advisors' and agents' fees and all taxes or other governmental charges, if any, shall be paid from the gross proceeds from the sale of the Debentures held in escrow. The Escrow Agent shall retain the sum of $300 from the gross proceeds from the sale of the Debentures for out-of-pocket expenses, and the Company agrees to pay the Escrow Agent any out-of-pocket expenses in excess of the $300, upon receipt of an invoice from the Escrow Agent for such excess amount. The Escrow Agent is directed to pay itself such Escrow Agent fee and out-of-pocket expenses in the amount of $300 from the escrow, at Closing. The Company is to receive prior written notice in the event the Escrow Agent engages outside counsel.

                  (b) A management fee of an aggregate of six percent (6%) of the gross proceeds from the sale of the Debentures, will be paid to GEM Advisors, Inc. from the funds held in escrow.

                  (c) The document production fee of $5,000 pursuant to the terms of the retainer agreement dated November 5, 1998 among Kaplan Gottbetter & Levenson, LLP ("KGL"), the Company and GEM Advisors, Inc., will be paid to KGL from the funds held in escrow.

         5. INDEMNIFICATION.

                  (a) The Purchasers hereby indemnify and hold free and harmless Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amounts paid in settlement) resulting from claims asserted by the Company against Escrow Agent with respect to the performance of any of the provisions of this Agreement.

                  (b) The Company hereby indemnifies and holds free and harmless Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amount paid in settlement) resulting from claims asserted by the Purchasers against Escrow Agent with respect to the performance of any of the provisions of this Agreement.

                  (c) The Purchasers and the Company, Jointly and severally, hereby indemnify and hold the Escrow Agent harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred by the Escrow Agent, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement, the Purchase Agreement, the Debentures and the Warrants, including, but not limited to, all legal costs and expenses of the Escrow Agent incurred defending itself against any claim or liability in connection with its performance hereunder, provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence.

         6. MISCELLANEOUS.

                  (a) All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by telecopier, upon receipt of proof of sending thereof,
(111) if sent by Express Mail, Federal Express or other express delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, upon receipt, in each case if delivered to the following addresses:

                  (i)    If to the Company:           with a copy to:

                         Travis Wilson                Gregory Frost, Esq.
                         President                    Tanner Propp LLP
                         Accord Advanced              99 Park Avenue
                          Technologies, Inc.          25th Floor
                         5002 South Ash Avenue        New York, NY  10016
                         Tempe, AZ  85282             Tel:(212) 986-7714
                         Tel:(602) 820-1400           Fax:(212) 687-0056
                         Fax:(602) 820-2319

                  (ii)   If to the Purchaser:

                         At the address set forth in the Purchase Agreement

                  (iii)  If to the Escrow Agent:

                         Kaplan Gottbetter & Levenson, LLP
                         630 Third Avenue, 5th Floor
                         New York, NY  10017
                         Tel: 212-983-0532
                         Fax: 212-983-9210

or at such other address as any of the parties to this Agreement may hereafter designate in the manner set forth above to the others.

                  (b)  This  Agreement   shall  be  construed  and  enforced  in
accordance with the law of the State of New York applicable to contracts entered into and performed entirely within New York.

                  (c) This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         7. TERMINATION OF ESCROW.

                  This Escrow Agreement shall begin upon the date hereof and shall terminate either pursuant to Section 2(a) or (d) or upon the earlier of
(1) the conversion of the full amount of the Debentures and the exercise of the total number of Warrants; or (11) the Maturity Date of the Debentures. Upon the termination of the Escrow Agreement, the Escrow Agent shall return any unconverted Debenture Escrow Shares or unexercised Warrant Escrow Shares to the Company.

[ SIGNATURE PAGE FOLLOWS ]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.

Escrow Agent:                              The Company:

Kaplan Gottbetter & Levenson, LLP          ACCORD ADVANCED TECHNOLOGIES, INC.

                                           By: /s/ Travis Wilson
--------------------------------               --------------------------------
                                               Name: Travis Wilson
                                               Title: President


                                           Purchasers:

                                           By:
                                               --------------------------------
                                               Name:
                                               Title:

                                    EXHIBIT A

                              NOTICE OF CONVERSION
                            AT THE ELECTION OF HOLDER

(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby irrevocably elects to convert the above Debenture No. into shares of Common Stock, $.001 per share (the "Common Stock"), of Accord Advanced Technologies, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. A fee of $350 will be charged to the Holder for any conversion by the Escrow Agent. No other fees will be charged to the Holder, except for such transfer taxes, if any.

Conversion calculations:
                           -----------------------------------------------------
                           Date to Effect Conversion

                           -----------------------------------------------------
                           Principal Amount of Debentures to be Converted

                           -----------------------------------------------------
                           Interest to be Converted or Paid (indicate Shares of
                           Cash)

                           -----------------------------------------------------
                           Applicable Conversion Price (to the nearest hundredth

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Name

                           -----------------------------------------------------
                           Address

                                    EXHIBIT B

                               NOTICE OF EXERCISE

                  1. The undersigned hereby elects to purchase shares of the Common Stock $_ per value, of Accord Advanced Technologies, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

                  2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                  3. The undersigned represents it is acquiring the shares solely for its own account and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


                                             ----------------------
                                                  (Signature)

---------------------
       (Date)